EXHIBIT 31-b: Rule 13a-14(a) CERTIFICATION

I, Ernest Clarke, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Ultradata Systems, Incorporated;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other financial information included in this report fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

   a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

   b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

   a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

   b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls over financial reporting.


Date:  August 15, 2005                /s/ Ernest S. Clarke
                                      ---------------------------------------
                                      Ernest Clarke, Chief Financial Officer


                    EXHIBIT 32: Rule 13a-14(b) CERTIFICATION

     The undersigned officers certify that this report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Ultradata Systems Incorporated.

     A signed original of this written statement required by Section 906 has been provided to Ultradata Systems, Incorporated and will be retained by Ultradata Systems, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

August 15, 2005                        /s/ Monte Ross
                                       --------------------------------
                                       Monte Ross
                                       (Chief executive officer)


                                       /s/ Ernest S. Clarke
                                       --------------------------------
                                       Ernest S. Clarke
                                       (Chief financial officer)